Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2022

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 15
Same Store Results	16 - 17
Consolidated Joint Ventures and Fund	18 - 21
Unconsolidated Joint Ventures	22 - 25
Capital Structure	26
Debt Analysis	27
Debt Maturities	28

Selected Property Data
Portfolio Summary	29 - 30
Same Store Leased Occupancy	31
Top Tenants and Industry Diversification	32
Leasing Activity	33
Lease Expirations	34 - 36
Cash Basis Capital Expenditures	37

Definitions	38 - 39

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dismail@greenst.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2022
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.05)	$(0.01)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.93	$0.97

Operating Assumptions:
Leasing Activity (square feet)	825,000	1,225,000
PGRE's share of Same Store Leased % (2) at year end	93.6%	95.0%
Increase in PGRE's share of Same Store Cash NOI (2)	1.0%	2.0%
Increase in PGRE's share of Same Store NOI (2)	2.5%	3.5%

Financial Assumptions (at share):
Estimated net loss	$(12,000)	$(1,000)
Depreciation and amortization	236,000	236,000
General and administrative expenses	59,000	57,000
Interest and debt expense, including amortization of deferred financing costs	137,000	135,000
Fee income, net of income taxes	(29,000)	(30,000)
NOI (2)	391,000	397,000
Straight-line rent adjustments and above and below-market lease revenue, net	(14,000)	(15,000)
Cash NOI (2)	$377,000	$382,000

(1)

We are raising our Estimated Core FFO Guidance for the full year of 2022, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on April 27, 2022 and otherwise to be referenced during our conference call scheduled for April 28, 2022.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 38 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2022	March 31, 2021	December 31, 2021
Net income (loss) attributable to common stockholders	$3,371	$(3,578)	$1,222
Per share - basic and diluted	$0.02	$(0.02)	$0.01

Core FFO attributable to common stockholders (1)	$54,578	$50,572	$52,806
Per share - diluted	$0.25	$0.23	$0.24

PGRE's share of Cash NOI (1)	$96,218	$89,443	$98,331
PGRE's share of NOI (1)	$95,948	$95,564	$96,526

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended March 31, 2022 vs. March 31, 2021	3.9%	Three Months Ended March 31, 2022 vs. March 31, 2021	(2.7%)

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Leased % (1)	90.6%	90.7%	90.3%	88.0%	88.6%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
March 31, 2022 vs. December 31, 2021	(0.1%)	March 31, 2022 vs. March 31, 2021	2.0%

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
High	$11.54	$9.53	$10.32	$11.65	$10.56
Low	$8.22	$7.79	$8.35	$9.86	$8.51
Closing (end of period)	$10.91	$8.34	$8.99	$10.07	$10.13

Dividends per common share	$0.0775	$0.07	$0.07	$0.07	$0.07
Annualized dividends per common share	$0.31	$0.28	$0.28	$0.28	$0.28
Dividend yield (on closing share price)	2.8%	3.4%	3.1%	2.8%	2.8%

(1)	See page 38 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2022	December 31, 2021
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,080,289	6,061,824
	8,046,526	8,028,061
Accumulated depreciation and amortization	(1,152,264)	(1,112,977)
Real estate, net	6,894,262	6,915,084
Cash and cash equivalents	461,995	524,900
Restricted cash	6,331	4,766
Investments in unconsolidated joint ventures	423,219	408,096
Investments in unconsolidated real estate funds	11,573	11,421
Accounts and other receivables	11,678	15,582
Due from affiliates	49,316	-
Deferred rent receivable	330,944	332,735
Deferred charges, net	120,557	122,177
Intangible assets, net	112,108	119,413
Other assets	76,599	40,388
Total assets	$8,498,582	$8,494,562

Liabilities:
Notes and mortgages payable, net	$3,836,794	$3,835,620
Revolving credit facility	-	-
Accounts payable and accrued expenses	111,171	116,192
Dividends and distributions payable	18,777	16,895
Intangible liabilities, net	43,196	45,328
Other liabilities	25,621	25,495
Total liabilities	4,035,559	4,039,530

Equity:
Paramount Group, Inc. equity	3,598,001	3,588,163
Noncontrolling interests in:
Consolidated joint ventures	417,577	428,833
Consolidated real estate fund	80,909	81,925
Operating Partnership	366,536	356,111
Total equity	4,463,023	4,455,032

Total liabilities and equity	$8,498,582	$8,494,562

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Revenues:
Rental revenue (1)	$169,922	$173,146	$171,793
Fee and other income (1)	13,763	8,020	12,427
Total revenues	183,685	181,166	184,220

Expenses:
Operating	66,661	66,618	67,617
Depreciation and amortization	55,624	58,305	56,735
General and administrative	15,645	14,364	13,093
Transaction related costs	117	281	413
Total expenses	138,047	139,568	137,858

Other income (expense):
Loss from unconsolidated joint ventures	(5,113)	(5,316)	(4,086)
Income from unconsolidated real estate funds	170	180	178
Interest and other income, net (1)	231	1,302	507
Interest and debt expense (1)	(34,277)	(34,739)	(36,095)
Net income before income taxes	6,649	3,025	6,866
Income tax expense	(527)	(1,141)	(1,195)
Net income	6,122	1,884	5,671
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,425)	(5,728)	(4,614)
Consolidated real estate fund	1,016	(85)	286
Operating Partnership	(342)	351	(121)
Net income (loss) attributable to common stockholders	$3,371	$(3,578)	$1,222
Per diluted share	$0.02	$(0.02)	$0.01

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2022	March 31, 2021	December 31, 2021
Property rentals	$156,922	$152,926	$162,622
Tenant reimbursements	12,532	12,069	13,866
Straight-line rent adjustments	(1,789)	7,282	(5,430)
Amortization of above and below-market leases, net	358	855	735
Lease termination income	1,899	14	-
Total rental revenue	$169,922	$173,146	$171,793

	Three Months Ended
Fee and Other Income:	March 31, 2022	March 31, 2021	December 31, 2021
Asset management	$2,885	$3,486	$3,109
Property management	2,219	2,196	2,132
Acquisition, disposition, leasing and other	6,884	988	3,800
Total fee income	11,988	6,670	9,041
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	1,775	1,350	3,386
Total fee and other income	$13,763	$8,020	$12,427

	Three Months Ended
Interest and Other Income, net:	March 31, 2022	March 31, 2021	December 31, 2021
Interest income, net	$231	$390	$175
Mark-to-market of deferred compensation plan assets (offset by increase (decrease) in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses) (1)	-	912	332
Total interest and other income, net	$231	$1,302	$507

(1)	In December 2021, the deferred compensation plan was terminated and the net proceeds were distributed to the plan participants.

	Three Months Ended
Interest and Debt Expense:	March 31, 2022	March 31, 2021	December 31, 2021
Interest expense	$32,739	$32,420	$34,274
Amortization of deferred financing costs	1,538	2,319	1,821
Total interest and debt expense	$34,277	$34,739	$36,095

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Reconciliation of net income to FFO and Core FFO:
Net income	$6,122	$1,884	$5,671
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	65,825	69,141	66,902
FFO (1)	71,947	71,025	72,573
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,515)	(15,074)	(14,187)
Consolidated real estate fund	1,009	(85)	279
FFO attributable to Paramount Group Operating Partnership	60,441	55,866	58,665
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,568)	(4,992)	(5,302)
FFO attributable to common stockholders (1)	$54,873	$50,874	$53,363
Per diluted share	$0.25	$0.23	$0.24

FFO	$71,947	$71,025	$72,573
Non-core items:
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(583)	(577)	(961)
Consolidated real estate fund's share of after-tax net gain on sale of residential condominium units (One Steuart Lane)	(662)	-	(2,541)
Other, net	2,088	246	3,308
Core FFO (1)	72,790	70,694	72,379
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,515)	(15,074)	(14,187)
Consolidated real estate fund	(159)	(85)	(140)
Core FFO attributable to Paramount Group Operating Partnership	60,116	55,535	58,052
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,538)	(4,963)	(5,246)
Core FFO attributable to common stockholders (1)	$54,578	$50,572	$52,806
Per diluted share	$0.25	$0.23	$0.24
Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,782,296	218,666,005	218,735,532
Effect of dilutive securities	57,798	50,920	62,312
Denominator for FFO and Core FFO per diluted share	218,840,094	218,716,925	218,797,844

(1)	See page 38 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Reconciliation of Core FFO to FAD:
Core FFO	$72,790	$70,694	$72,379
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	1,658	(8,102)	4,817
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,197)	(1,803)	(1,617)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	1,949	2,642	2,255
Amortization of stock-based compensation expense	6,562	5,486	4,191
Expenditures to maintain assets	(4,445)	(1,956)	(9,147)
Second generation tenant improvements and leasing commissions	(14,057)	(8,241)	(18,129)
FAD (2)	63,260	58,720	54,749
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(11,851)	(6,890)	(11,726)
Consolidated real estate fund	(243)	(85)	(242)
FAD attributable to Paramount Group Operating Partnership	51,166	51,745	42,781
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,714)	(4,624)	(3,866)
FAD attributable to common stockholders (1) (2)	$46,452	$47,121	$38,915

Dividends declared on common stock	$16,978	$15,327	$15,329

(1)	See page 38 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Reconciliation of net income to EBITDAre and Adjusted EBITDAre:
Net income	$6,122	$1,884	$5,671
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	65,825	69,141	66,902
Interest and debt expense (including our share
of unconsolidated joint ventures)	40,912	40,096	43,112
Income tax expense (including our share of
unconsolidated joint ventures)	540	1,149	1,195
EBITDAre (1)	113,399	112,270	116,880
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,337)	(22,743)	(22,139)
Consolidated real estate fund	(104)	(88)	(1,125)
PGRE's share of EBITDAre (1)	$92,958	$89,439	$93,616

EBITDAre	$113,399	$112,270	$116,880
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(583)	(577)	(961)
Consolidated real estate fund's share of net gain on sale of residential condominium units (One Steuart Lane)	(662)	-	(2,479)
Other, net	565	45	1,542
Adjusted EBITDAre (1)	112,719	111,738	114,982
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,337)	(22,743)	(22,139)
PGRE's share of Adjusted EBITDAre (1)	$92,382	$88,995	$92,843

(1)	See page 38 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Reconciliation of net income to NOI and Cash NOI:
Net income	$6,122	$1,884	$5,671
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	55,624	58,305	56,735
General and administrative	15,645	14,364	13,093
Interest and debt expense	34,277	34,739	36,095
Income tax expense	527	1,141	1,195
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,234	10,326	11,087
Loss from unconsolidated joint ventures	5,113	5,316	4,086
Fee income	(11,988)	(6,670)	(9,041)
Interest and other income, net	(231)	(1,302)	(507)
Other, net	(53)	101	235
NOI (1)	116,270	118,204	118,649
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,322)	(22,725)	(22,123)
Consolidated real estate fund	-	85	-
PGRE's share of NOI (1)	$95,948	$95,564	$96,526

NOI	$116,270	$118,204	$118,649
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	1,658	(8,102)	4,817
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,197)	(1,803)	(1,617)
Cash NOI (1)	116,731	108,299	121,849
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,513)	(18,941)	(23,518)
Consolidated real estate fund	-	85	-
PGRE's share of Cash NOI (1)	$96,218	$89,443	$98,331

(1)	See page 38 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2022
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$6,122	$8,604	$6,360	$(8,842)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	55,624	37,613	17,065	946
General and administrative	15,645	-	-	15,645
Interest and debt expense	34,277	20,937	12,576	764
Income tax expense	527	1	4	522
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,234	2,818	8,354	62
Loss from unconsolidated joint ventures	5,113	36	3,820	1,257
Fee income	(11,988)	-	-	(11,988)
Interest and other (income) loss, net	(231)	3	(28)	(206)
Other, net	(53)	-	-	(53)
NOI (1)	116,270	70,012	48,151	(1,893)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,322)	(2,809)	(17,513)	-
PGRE's share of NOI for the three months ended March 31, 2022	$95,948	$67,203	$30,638	$(1,893)
PGRE's share of NOI for the three months ended March 31, 2021	$95,564	$63,041	$33,939	$(1,416)

NOI	$116,270	$70,012	$48,151	$(1,893)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	1,658	549	1,019	90
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,197)	467	(1,664)	-
Cash NOI (1)	116,731	71,028	47,506	(1,803)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,513)	(2,915)	(17,598)	-
PGRE's share of Cash NOI for the three months ended March 31, 2022	$96,218	$68,113	$29,908	$(1,803)
PGRE's share of Cash NOI for the three months ended March 31, 2021	$89,443	$61,621	$29,148	$(1,326)

(1)	See page 38 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2022	$96,218	$68,113		$29,908	$(1,803)
Acquisitions	(66)	(66)	(2)	-	-
Lease termination income	(1,718)	(1,718)		-	-
Other, net	1,603	(200)		-	1,803
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2022	$96,037	$66,129		$29,908	$-

	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2021	$89,443	$61,621	$29,148	$(1,326)
Lease termination income	(98)	(84)	(14)	-
Other, net	3,106	487	1,293	1,326
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2021	$92,451	$62,024	$30,427	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$3,586	$4,105	$(519)	$-
% Increase (decrease)	3.9%	6.6%	(1.7%)

(1)	See page 38 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2022	$95,948	$67,203		$30,638	$(1,893)
Acquisitions	(47)	(47)	(2)	-	-
Lease termination income	(1,718)	(1,718)		-	-
Other, net	1,999	106		-	1,893
PGRE's share of Same Store NOI for the three months ended March 31, 2022	$96,182	$65,544		$30,638	$-

	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2021	$95,564	$63,041	$33,939	$(1,416)
Lease termination income	(98)	(84)	(14)	-
Other, net	3,338	629	1,293	1,416
PGRE's share of Same Store NOI for the three months ended March 31, 2021	$98,804	$63,586	$35,218	$-

(Decrease) increase in PGRE's share of Same Store NOI	$(2,622)	$1,958	$(4,580)	$-
% (Decrease) increase	(2.7%)	3.1%	(13.0%)

(1)	See page 38 for our definition of this measure.
(2)	Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,398,283	$1,749,935	$1,162,125	$486,223	$-
Cash and cash equivalents	172,129	73,252	56,309	42,568	3,042
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	75,159
Accounts and other receivables	5,075	3,273	881	921	124
Deferred rent receivable	195,640	113,275	58,987	23,378	-
Deferred charges, net	52,101	26,895	16,909	8,297	-
Intangible assets, net	59,418	46,995	10,252	2,171	-
Other assets	15,863	11,499	4,260	104	9,459
Total Assets	$3,899,825	$2,025,202	$1,310,961	$563,662	$87,784

Liabilities:
Notes and mortgages payable, net	$2,488,379	$1,242,366	$973,013	$273,000	$-
Accounts payable and accrued expenses	54,059	12,024	31,404	10,631	68
Intangible liabilities, net	26,395	15,483	10,283	629	-
Other liabilities	6,454	1,999	4,452	3	-
Total Liabilities	2,575,287	1,271,872	1,019,152	284,263	68

Equity:
Paramount Group, Inc. equity	906,961	677,496	143,057	86,408	6,807
Noncontrolling interests	417,577	75,834	148,752	192,991	80,909
Total Equity	1,324,538	753,330	291,809	279,399	87,716

Total Liabilities and Equity	$3,899,825	$2,025,202	$1,310,961	$563,662	$87,784

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,415,735	$1,760,664	$1,165,807	$489,264	$-
Cash and cash equivalents	193,905	91,514	63,566	38,825	2,933
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	76,428
Accounts and other receivables	6,677	5,306	516	855	124
Deferred rent receivable	197,794	114,558	60,405	22,831	-
Deferred charges, net	53,013	27,004	17,463	8,546	-
Intangible assets, net	62,380	48,834	11,001	2,545	-
Other assets	6,092	644	5,054	394	9,459
Total Assets	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

Liabilities:
Notes and mortgages payable, net	$2,487,871	$1,242,117	$972,754	$273,000	$-
Accounts payable and accrued expenses	54,675	21,782	23,775	9,118	63
Intangible liabilities, net	27,674	16,006	10,994	674	-
Other liabilities	6,427	1,994	4,430	3	-
Total Liabilities	2,576,647	1,281,899	1,011,953	282,795	63

Equity:
Paramount Group, Inc. equity	931,432	691,275	153,487	86,670	6,956
Noncontrolling interests	428,833	75,428	159,610	193,795	81,925
Total Equity	1,360,265	766,703	313,097	280,465	88,881

Total Liabilities and Equity	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$96,623	$50,595	$34,772	$11,256	$-
Total operating expenses	31,454	18,340	10,111	3,003	-
Net operating income (1)	65,169	32,255	24,661	8,253	-
Depreciation and amortization	(27,987)	(14,420)	(9,496)	(4,071)	-
Interest and other income (loss), net	25	(3)	26	2	106
Interest and debt expense	(22,175)	(9,599)	(10,085)	(2,491)	-
Loss from unconsolidated joint ventures	-	-	-	-	(1,269)
Net income (loss) before income taxes	15,032	8,233	5,106	1,693	(1,163)
Income tax expense	(5)	(1)	(2)	(2)	(2)
Net income (loss)	$15,027	$8,232	$5,104	$1,691	$(1,165)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,435	$7,408	$2,502	$525	$(149)
Add: Management fee income	1,167	415	200	552	-
PGRE's share of net income (loss)	11,602	7,823	2,702	1,077	(149)
Add: Real estate depreciation and amortization	18,897	12,980	4,652	1,265	-
FFO (1)	30,499	20,803	7,354	2,342	(149)
Less: FFO attributable to One Steuart Lane	-	-	-	-	94
Core FFO (1)	$30,499	$20,803	$7,354	$2,342	$(55)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$4,592	$824	$2,602	$1,166	$(1,016)
Less: Management fee expense	(1,167)	(415)	(200)	(552)	-
Net income (loss) attributable to noncontrolling interests	3,425	409	2,402	614	(1,016)
Add: Real estate depreciation and amortization	9,090	1,440	4,844	2,806	7
FFO (1)	12,515	1,849	7,246	3,420	(1,009)
Less: FFO attributable to One Steuart Lane	-	-	-	-	1,168
Core FFO (1)	$12,515	$1,849	$7,246	$3,420	$159

(1)	See page 38 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$97,238	$47,479	$36,328	$13,431	$-
Total operating expenses	29,968	17,388	9,326	3,254	-
Net operating income (1)	67,270	30,091	27,002	10,177	-
Depreciation and amortization	(28,285)	(14,139)	(10,144)	(4,002)	-
Interest and other income (loss), net	23	(14)	34	3	148
Interest and debt expense	(21,986)	(9,633)	(10,085)	(2,268)	-
Loss from unconsolidated joint ventures	-	-	-	-	(93)
Net income before income taxes	17,022	6,305	6,807	3,910	55
Income tax expense	(1)	-	(1)	-	(2)
Net income	$17,021	$6,305	$6,806	$3,910	$53

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,230	$5,680	$3,335	$1,215	$(32)
Add: Management fee income	1,063	411	194	458	-
PGRE's share of net income (loss)	11,293	6,091	3,529	1,673	(32)
Add: Real estate depreciation and amortization	18,939	12,724	4,970	1,245	-
FFO/Core FFO (1)	$30,232	$18,815	$8,499	$2,918	$(32)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$6,791	$625	$3,471	$2,695	$85
Less: Management fee expense	(1,063)	(411)	(194)	(458)	-
Net income attributable to noncontrolling interests	5,728	214	3,277	2,237	85
Add: Real estate depreciation and amortization	9,346	1,415	5,174	2,757	-
FFO/Core FFO (1)	$15,074	$1,629	$8,451	$4,994	$85

(1)	See page 38 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,387,526	$213,520	$640,160	$365,217	$215,731	$952,898
Cash and cash equivalents	92,297	20,669	34,585	17,840	3,112	16,091
Restricted cash	131,852	5,548	-	-	2,641	123,663
Accounts and other receivables	4,518	3,925	118	341	8	126
Deferred rent receivable	29,255	18,174	5,665	2,267	2,880	269
Deferred charges, net	16,446	9,181	1,207	341	1,277	4,440
Intangible assets, net	85,553	-	23,517	14,740	3,761	43,535
For-sale residential condominium units (2)	346,054	-	-	-	-	346,054
Other assets	15,821	3,338	9,505	46	78	2,854
Total Assets	$3,109,322	$274,355	$714,757	$400,792	$229,488	$1,489,930

Liabilities:
Notes and mortgages payable, net	$1,870,635	$297,878	$407,111	$186,790	$152,516	$826,340
Accounts payable and accrued expenses	55,429	6,014	14,241	5,812	4,650	24,712
Intangible liabilities, net	16,358	-	4,427	9,970	1,961	-
Other liabilities	6,030	287	100	137	226	5,280
Total Liabilities	1,948,452	304,179	425,879	202,709	159,353	856,332

Total Equity	1,160,870	(29,824)	288,878	198,083	70,135	633,598

Total Liabilities and Equity	$3,109,322	$274,355	$714,757	$400,792	$229,488	$1,489,930

(1)	Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,246,152	$212,155	$644,991	$368,202	$216,073	$804,731
Cash and cash equivalents	84,672	19,150	27,727	14,684	3,334	19,777
Restricted cash	132,238	13,488	-	-	3,518	115,232
Accounts and other receivables	3,144	2,512	113	276	120	123
Deferred rent receivable	28,939	18,130	5,428	2,274	2,908	199
Deferred charges, net	12,304	9,399	1,196	366	1,343	-
Intangible assets, net	58,590	-	26,671	16,396	4,157	11,366
For-sale residential condominium units (2)	359,638	-	-	-	-	359,638
Other assets	2,259	189	543	191	110	1,226
Total Assets	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

Liabilities:
Notes and mortgages payable, net	$1,791,404	$297,775	$406,881	$186,750	$152,358	$747,640
Accounts payable and accrued expenses	52,813	5,615	11,471	4,841	5,115	25,771
Intangible liabilities, net	18,397	-	5,179	11,033	2,185	-
Other liabilities	8,284	291	6,380	138	226	1,249
Total Liabilities	1,870,898	303,681	429,911	202,762	159,884	774,660

Total Equity	1,057,038	(28,658)	276,758	199,627	71,679	537,632

Total Liabilities and Equity	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$76,102	$10,051	$14,362	$7,859	$3,744	$40,086	(2)
Total operating expenses	42,508	5,879	6,505	2,926	1,886	25,312	(2)
Net operating income (3)	33,594	4,172	7,857	4,933	1,858	14,774
Depreciation and amortization	(26,898)	(2,654)	(8,013)	(4,587)	(1,867)	(9,777)
Interest and other loss, net	(42)	(12)	(7)	(13)	(5)	(5)
Interest and debt expense	(17,598)	(2,672)	(3,360)	(1,857)	(1,571)	(8,138)
Net loss before income taxes	(10,944)	(1,166)	(3,523)	(1,524)	(1,585)	(3,146)
Income tax expense	(29)	-	(2)	(22)	(3)	(2)
Net loss	$(10,973)	$(1,166)	$(3,525)	$(1,546)	$(1,588)	$(3,148)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,621)	$(583)	$(2,363)	$(676)	$(778)	$(1,221)
Less: Step-up basis adjustment	(75)	-	-	(3)	-	(72)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	583	583	-	-	-	-
PGRE's share of net loss	(5,113)	-	(2,363)	(679)	(778)	(1,293)
Add: Real estate depreciation and amortization	10,201	1,327	5,369	2,025	915	565
FFO (3)	5,088	1,327	3,006	1,346	137	(728)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(583)	(583)	-	-	-	-
Less: FFO attributable to One Steuart Lane	1,262	-	-	-	-	1,262
Core FFO (3)	$5,767	$744	$3,006	$1,346	$137	$534

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(5,352)	$(583)	$(1,162)	$(870)	$(810)	$(1,927)
Add: Real estate depreciation and amortization	16,741	1,327	2,644	2,565	952	9,253
FFO (3)	11,389	744	1,482	1,695	142	7,326
Less: FFO attributable to One Steuart Lane	2,287	-	-	-	-	2,287
Core FFO (3)	$13,676	$744	$1,482	$1,695	$142	$9,613

(1)	Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 38 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$57,285	$10,140	$12,314	$8,258	$4,326	$22,247
Total operating expenses	25,110	5,880	6,441	2,956	1,713	8,120
Net operating income (2)	32,175	4,260	5,873	5,302	2,613	14,127
Depreciation and amortization	(27,453)	(2,768)	(8,663)	(4,813)	(2,085)	(9,124)
Interest and other loss, net	(33)	(1)	(21)	(3)	(5)	(3)
Interest and debt expense	(13,740)	(2,645)	(3,347)	(1,857)	(1,519)	(4,372)
Net (loss) income before income taxes	(9,051)	(1,154)	(6,158)	(1,371)	(996)	628
Income tax expense	(16)	-	(3)	(8)	(3)	(2)
Net (loss) income	$(9,067)	$(1,154)	$(6,161)	$(1,379)	$(999)	$626

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,851)	$(577)	$(4,130)	$(620)	$(490)	$(34)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	577	577	-	-	-	-
PGRE's share of net loss	(5,316)	-	(4,130)	(622)	(490)	(74)
Add: Real estate depreciation and amortization	10,836	1,384	5,804	2,124	1,022	502
FFO (2)	5,520	1,384	1,674	1,502	532	428
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(577)	(577)	-	-	-	-
Core FFO (2)	$4,943	$807	$1,674	$1,502	$532	$428

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,216)	$(577)	$(2,031)	$(759)	$(509)	$660
Add: Real estate depreciation and amortization	16,659	1,384	2,859	2,691	1,063	8,662
FFO/Core FFO (2)	$13,443	$807	$828	$1,932	$554	$9,322

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 38 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of March 31, 2022
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	621,513
PGRE's Share of Total Debt (4)	3,669,178

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2022
Common stock	219,077,024	$10.91	2,390,130
Operating Partnership units	22,325,258	10.91	243,569
Total equity	241,402,282	10.91	2,633,699

Total Market Capitalization			$6,302,877

(1)	Represents contractual amounts due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)	See page 38 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.04%	500,000	2.46%	360,000	3.85%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.42%	3,498,000	3.37%	360,000	3.85%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.32%	$2,687,665	3.25%	$360,000	3.85%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	409,671	3.04%	402,000	3.07%	7,671	1.73%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	153,092	3.65%	-	-	153,092	3.65%
1600 Broadway (1)	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	2.85%	-	-	575,000	2.85%
Oder-Center, Germany	16,051	4.62%	16,051	4.62%	-	-
Total unconsolidated debt	1,739,314	3.22%	1,003,551	3.38%	735,763	3.00%
Joint venture partners' share	(1,117,801)	3.17%	(491,001)	3.45%	(626,800)	2.94%
PGRE's share of unconsolidated debt	$621,513	3.31%	$512,550	3.30%	$108,963	3.35%

PGRE's share of Total Debt (2)	$3,669,178	3.32%	$3,200,215	3.26%	$468,963	3.74%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	46.0%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	46.0%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.45x	Unconsolidated fixed rate debt	512,550
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,200,215	87.2%
Unencumbered Interest Coverage	Greater than 1.75x	39.87x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	108,963
			PGRE's share of variable rate debt	468,963	12.8%
			PGRE's share of Total Debt (2)	$3,669,178	100.0%

(1)	In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(2)	See page 38 for our definition of this measure.
(3)

This section presents ratios as of March 31, 2022 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2022	2023		2024	2025	2026	Thereafter	Total
300 Mission Street	$-	$273,000		$-	$-	$-	$-	$273,000
One Market Plaza	-	-		975,000	-	-	-	975,000
31 West 52nd Street	-	-		-	-	500,000	-	500,000
1301 Avenue of the Americas	-	-		-	-	860,000	-	860,000
1633 Broadway	-	-		-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-	-		-	-	-	-	-
Total consolidated debt	-	273,000		975,000	-	1,360,000	1,250,000	3,858,000
Noncontrolling interests' share	-	(188,097)		(497,250)	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$-	$84,903		$477,750	$-	$1,360,000	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$575,000	(1)	$-	$-	$-	$-	$575,000
111 Sutter Street	-	153,092		-	-	-	-	153,092
Market Center	-	-		-	409,671	-	-	409,671
55 Second Street	-	-		-	-	187,500	-	187,500
712 Fifth Avenue	-	-		-	-	-	300,000	300,000
Oder-Center, Germany	-	-		-	-	-	16,051	16,051
1600 Broadway (2)	-	-		-	-	-	98,000	98,000
Total unconsolidated debt	-	728,092		-	409,671	187,500	414,051	1,739,314
Joint venture partners' share	-	(624,269)		-	(135,191)	(104,831)	(253,510)	(1,117,801)
PGRE's share of unconsolidated debt	$-	$103,823		$-	$274,480	$82,669	$160,541	$621,513

PGRE's Share of Total Debt (3)	$-	$188,726		$477,750	$274,480	$1,442,669	$1,285,553	$3,669,178

Weighted average rate	-%	3.53%		4.03%	3.04%	3.35%	3.04%	3.32%

% of debt maturing	-%	5.1%		13.0%	7.5%	39.3%	35.1%	100.0%

(1)	On February 15, 2022, the maturity date of the loan was extended to February 15, 2023.
(2)	In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(3)	See page 38 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Paramount	%	%	Annualized Rent (1)
Property	Ownership	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)		Square Feet	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$180,743	$79.88		2,272,771	Allianz, Morgan Stanley, Warner Music Group, Showtime Networks,
								Bleacher Report, New Mountain Capital, MongoDB, ICBC,
								Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	95.4%	82.9%	9,542	73.22		210,233	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.6%	98.6%	190,285	79.80		2,483,004

1301 Avenue of the Americas
Office	100.0%	84.1%	74.5%	110,883	88.77		1,696,302	Credit Agricole, Norton Rose Fulbright, CohnReznick,
								Swiss Re, Oaktree Capital, ArentFox Schiff
Retail / Amenity	100.0%	89.0%	89.0%	2,557	184.36		49,707	Ocean Prime, Starbucks
	100.0%	84.3%	74.9%	113,440	89.73		1,746,009

1325 Avenue of the Americas
Office	100.0%	93.6%	88.3%	46,671	67.08		809,687	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	100.0%	100.0%	1,409	85.00		15,609	La Grande Boucherie
	100.0%	93.7%	88.5%	48,080	67.26		825,296

31 West 52nd Street
Office	100.0%	92.8%	92.0%	62,758	92.02		742,006	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
								Centerview Partners, Bracewell, Providence Equity Partners
Retail	100.0%	97.8%	97.8%	5,110	119.04		25,913	Fogo De Chao, Museum of Modern Art
	100.0%	93.0%	92.2%	67,868	92.99		767,919

900 Third Avenue
Office	100.0%	79.2%	79.2%	32,217	71.01		574,896	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
								Hirschtritt, Littler Mendelson
Retail	100.0%	79.4%	79.4%	1,297	97.31		16,598	Bank of America
	100.0%	79.2%	79.2%	33,514	71.75		591,494

712 Fifth Avenue
Office	50.0%	77.4%	76.8%	41,784	118.86		457,580	CVC Advisors, Aberdeen Standard Investments, OMI Management,
								Riverstone Holdings, Pictet Asset Management
Retail	50.0%	20.9%	-	-	-		85,917	Harry Winston
	50.0%	68.4%	64.6%	41,784	118.86		543,497

1600 Broadway (3)
Retail	9.2%	100.0%	100.0%	9,983	294.22		25,693	M&M's World

60 Wall Street
Office	5.0%	100.0%	100.0%	73,600	45.28	(4)	1,625,483	Deutsche Bank

Subtotal / Weighted average		92.0%	89.0%	578,554	84.72	(5)	8,608,395
PGRE's share		90.8%	87.0%	459,657	82.90	(5)	6,520,996

(1)	See page 38 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on February 24, 2022.
(4)	Represents “triple-net” rent.
(5)	Excludes 60 Wall Street.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Paramount	%	%	Annualized Rent (1)
Property	Ownership	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)		Square Feet	Key Tenants
One Market Plaza
Office	49.0%	96.1%	88.4%	$141,083	$103.44		1,546,747	Google, Morgan Lewis & Bockius, Visa, The Capital Group, Autodesk,
								Citigroup, Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	67.3%	67.3%	2,698	61.16		59,372	Starbucks, STK Steak House, One Market Restaurant
	49.0%	95.1%	87.6%	143,781	102.30		1,606,119

Market Center
Office	67.0%	85.0%	85.0%	56,163	89.72		737,459	Uber, Mindspace, Crowe, Mayer Brown, Bank of Communications,
								Raymond James, Bank of San Francisco
Retail	67.0%	65.8%	65.8%	601	106.99		6,387	Amazon
	67.0%	84.8%	84.8%	56,764	89.83		743,846

300 Mission Street
Office	31.1%	80.8%	80.8%	44,423	91.12		604,306	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.8%	88.8%	2,862	63.28		50,528	Equinox
	31.1%	81.4%	81.4%	47,285	88.85		654,834

One Front Street
Office	100.0%	97.0%	78.8%	43,176	86.55		635,031	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	97.3%	97.3%	1,102	90.23		12,293	First Republic
	100.0%	97.0%	79.1%	44,278	86.63		647,324

55 Second Street
Office	44.1%	87.4%	87.4%	25,619	79.68		369,189	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	899	109.88		7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	87.6%	87.6%	26,518	80.36		376,669

111 Sutter Street
Office	49.0%	61.5%	61.5%	12,870	85.47		248,570	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,747	69.03		29,247	24 Hour Fitness
	49.0%	64.2%	64.2%	14,617	83.10		277,817

Subtotal / Weighted average		88.9%	83.4%	333,243	92.91		4,306,609
PGRE's share		90.1%	83.0%	186,325	92.22		2,438,593

Total / Weighted average		91.0%	87.2%	$911,797	$87.85	(3)	12,915,004
PGRE's share		90.6%	85.9%	$645,982	$85.44	(3)	8,959,589

(1)	See page 38 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Excludes 60 Wall Street.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of March 31, 2022		As of December 31, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.6%	99.6%	98.3%	98.3%	1.3%
1301 Avenue of the Americas	100.0%	84.3%	84.3%	84.3%	84.3%	-%
1325 Avenue of the Americas	100.0%	93.7%	93.7%	93.4%	93.4%	0.3%
31 West 52nd Street	100.0%	93.0%	93.0%	92.3%	92.3%	0.7%
900 Third Avenue	100.0%	79.2%	79.2%	79.2%	79.2%	-%
712 Fifth Avenue	50.0%	68.4%	68.4%	71.4%	71.4%	(3.0%)
1600 Broadway (2)	9.2%	100.0%	-%	-%	-%	-%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		92.0%	92.0%	91.8%	91.8%	0.2%
PGRE's share		90.8%	90.8%	90.4%	90.4%	0.4%

San Francisco:
One Market Plaza	49.0%	95.1%	95.1%	94.7%	94.7%	0.4%
Market Center	67.0%	84.8%	84.8%	84.2%	84.2%	0.6%
300 Mission Street	31.1%	81.4%	81.4%	94.7%	94.7%	(13.3%)
One Front Street	100.0%	97.0%	97.0%	97.1%	97.1%	(0.1%)
55 Second Street	44.1%	87.6%	87.6%	96.3%	96.3%	(8.7%)
111 Sutter Street	49.0%	64.2%	64.2%	64.2%	64.2%	-%
Weighted average		88.9%	88.9%	91.4%	91.4%	(2.5%)
PGRE's share		90.1%	90.1%	91.6%	91.6%	(1.5%)

Weighted average		91.0%	91.0%	91.6%	91.6%	(0.6%)
PGRE's share		90.6%	90.6%	90.7%	90.7%	(0.1%)

(1)	See page 38 for our definition of this measure.
(2)	Acquired on February 24, 2022.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total		Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet			Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
As of March 31, 2022
First Republic Bank	One Front Street	Jun-2025	(3)	351,771	(3)	351,771	(3)	$30,189	$85.57	4.7%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,543		328,543		29,302	89.18	4.5%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023	(4)	305,132	(4)	305,132	(4)	28,386	92.18	4.4%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		28,264	97.86	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(5)	290,875	(5)	290,875	(5)	27,261	91.38	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		19,677	83.82	3.0%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		288,250		259,428		17,781	67.90	2.8%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		253,196		227,879		16,971	72.94	2.6%
Google, Inc.	One Market Plaza	Apr-2025		339,833		166,518		15,507	92.72	2.4%
Uber Technologies, Inc.	Market Center	Jul-2023		234,783		157,305		14,337	91.14	2.2%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of March 31, 2022
Legal Services	1,696,537	22.0%	$146,769	22.7%
Technology and Media	1,698,099	22.1%	137,694	21.3%
Financial Services - Commercial and Investment Banking	1,367,498	17.8%	115,080	17.8%
Financial Services, all others	1,118,429	14.4%	104,015	16.1%
Insurance	435,586	5.7%	41,087	6.4%
Travel and Leisure	206,198	2.7%	13,843	2.1%
Retail	134,986	1.7%	12,822	2.0%
Consumer Products	121,732	1.6%	10,223	1.6%
Other Professional Services	119,912	1.6%	10,157	1.6%
Other	800,277	10.4%	54,292	8.4%

(1)	See page 38 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	76,999 and 25,157 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(4)	Excludes 159,308 square feet leased through April 30, 2035 for which we have not commenced rental revenue in accordance with GAAP.
(5)	111,589 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended March 31, 2022

Total square feet leased	202,820	175,524	27,296

PGRE's share of total square feet leased:	152,202	134,104	18,098
Initial rent (2)	$67.67	$63.35	$99.67
Weighted average lease term (in years)	7.8	8.3	4.6
Tenant improvements and leasing commissions:
Per square foot	$65.84	$72.26	$18.25
Per square foot per annum	$8.40	$8.74	$3.95
Percentage of initial rent	12.4%	13.8%	4.0%
Rent concessions:
Average free rent period (in months)	8.5	9.5	1.6
Average free rent period per annum (in months)	1.1	1.1	0.3

Second generation space: (2)
Square feet	141,269	126,125	15,144
Cash basis:
Initial rent (2)	$66.06	$61.73	$102.14
Prior escalated rent (2)	$66.04	$62.43	$96.05
Percentage increase (decrease)	0.0%	(1.1%)	6.3%
GAAP basis:
Straight-line rent (2)	$64.44	$59.79	$103.20
Prior straight-line rent (2)	$64.76	$62.61	$82.66
Percentage (decrease) increase	(0.5%)	(4.5%)	24.9%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 38 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total		PGRE's Share of
Year of	Square Feet		Square Feet		Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases		of Expiring Leases		Amount	Per Square Foot (3)	Annualized Rent

Month to Month	19,841		15,286		$911	$26.70	0.1%

2Q 2022	1,698,433	(4)	117,960	(4)	6,786	57.08	1.0%
3Q 2022	75,990		56,781		4,472	78.26	0.6%
4Q 2022	62,946		35,947		3,793	105.57	0.6%
Total 2022	1,837,369		210,688		15,051	71.05	2.2%

1Q 2023	331,184		317,921		26,792	84.96	3.9%
Remaining 2023	496,565		361,392		30,918	85.44	4.5%
Total 2023	827,749		679,313		57,710	85.22	8.4%
2024	811,285		709,330		61,027	86.14	8.9%
2025	1,400,708		882,789		76,878	87.02	11.3%
2026	1,456,374		1,017,539		89,343	85.67	13.0%
2027	288,479		212,805		18,613	87.46	2.7%
2028	257,999		209,818		17,365	82.95	2.6%
2029	561,012		486,977		39,399	81.37	5.8%
2030	607,964		511,483		45,488	88.97	6.6%
2031	597,334		529,940		50,848	92.57	7.4%
Thereafter	3,084,724		2,654,589		212,338	84.62	31.0%

(1)	See page 38 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.
(4)

Includes 1,625,483 square feet (81,432 square feet at our share) leased by Deutsche Bank at 60 Wall Street (our 5.0% owned unconsolidated joint venture) that expires in June 2022. The joint venture will take the property “out-of-service” for redevelopment upon the expiration of the lease.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total		PGRE's Share of
Year of	Square Feet		Square Feet		Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases		of Expiring Leases		Amount	Per Square Foot (3)	Annualized Rent

Month to Month	10,159		9,651		$600	$26.70	0.1%

2Q 2022	1,627,781	(4)	82,579	(4)	3,881	46.49	0.8%
3Q 2022	36,521		32,970		2,464	74.33	0.5%
4Q 2022	27,163		16,220		1,575	97.13	0.3%
Total 2022	1,691,465		131,769		7,920	59.69	1.6%

1Q 2023	313,526		307,680		25,834	84.73	5.4%
Remaining 2023	150,012		135,904		10,245	75.13	2.1%
Total 2023	463,538		443,584		36,079	81.76	7.5%
2024	597,763		576,017		48,680	84.62	10.1%
2025	301,783		244,552		22,131	90.35	4.6%
2026	727,881		669,331		54,919	78.74	11.5%
2027	163,844		148,691		12,381	83.26	2.6%
2028	143,690		123,656		9,982	80.72	2.1%
2029	496,253		453,509		36,596	81.20	7.6%
2030	403,756		393,040		34,066	86.72	7.1%
2031	496,270		452,783		43,998	93.18	9.2%
Thereafter	2,427,341		2,276,525		172,799	80.94	36.0%

(1)	See page 38 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.
(4)

Includes 1,625,483 square feet (81,432 square feet at our share) leased by Deutsche Bank at 60 Wall Street (our 5.0% owned unconsolidated joint venture) that expires in June 2022. The joint venture will take the property “out-of-service” for redevelopment upon the expiration of the lease.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,682	5,635	$311	$-	0.2%

2Q 2022	70,652	35,381	2,905	81.81	1.4%
3Q 2022	39,469	23,811	2,008	83.71	1.0%
4Q 2022	35,783	19,727	2,218	112.53	1.1%
Total 2022	145,904	78,919	7,131	90.04	3.5%

1Q 2023	17,658	10,241	958	91.70	0.5%
Remaining 2023	346,553	225,488	20,673	91.65	10.1%
Total 2023	364,211	235,729	21,631	91.65	10.6%
2024	213,522	133,313	12,347	92.74	6.0%
2025	1,098,925	638,237	54,747	85.75	26.7%
2026	728,493	348,208	34,424	98.88	16.8%
2027	124,635	64,114	6,232	97.20	3.0%
2028	114,309	86,162	7,383	86.17	3.6%
2029	64,759	33,468	2,803	83.74	1.4%
2030	204,208	118,443	11,422	96.44	5.6%
2031	101,064	77,157	6,850	89.01	3.3%
Thereafter	657,383	378,064	39,539	104.68	19.3%

(1)	See page 38 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended March 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,445	$2,932	$1,508	$5
Second generation tenant improvements	12,966	9,000	3,966	-
Second generation leasing commissions	1,091	1,091	-	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$18,502	$13,023	$5,474	$5

Redevelopment Expenditures: (1)
Gershwin facade replacement	$1,719	$1,719	$-	$-
Elevator modernizations	1,097	1,065	32	-
Lobby renovations	296	273	23	-
Other	6,759	6,715	44	-
Total Redevelopment Expenditures	$9,871	$9,772	$99	$-

	Three Months Ended March 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$1,956	$1,041	$904	$11
Second generation tenant improvements	7,505	1,385	6,120	-
Second generation leasing commissions	736	523	213	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$10,197	$2,949	$7,237	$11

Redevelopment Expenditures: (1)
Lobby renovations	$4,741	$3,111	$1,630	$-
Elevator modernizations	4,201	3,609	592	-
Other	521	398	123	-
Total Redevelopment Expenditures	$9,463	$7,118	$2,345	$-

(1)	See page 38 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.